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                                                                  EXHIBIT 10(ii)






                             PARTICIPATION AGREEMENT


                       EXECUTIVE SALARY CONTINUATION PLAN


                                WILLIAM C. STROM

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                             PARTICIPATION AGREEMENT
                             -----------------------


                       Executive Salary Continuation Plan

                                       of

                              THE FIRST STATE BANK


     As provided in Section 2.9 of the above referenced Plan dated April 1, 1989, you, WILLIAM C. STROM, are hereby invited to participate. By accepting the invitation to participate in the Plan, you acknowledge that you have read the Plan, understand its terms, understand that benefits will be paid pursuant to the Plan only under specific circumstances described therein, understand that you are a general creditor of THE FIRST STATE BANK, and that you have no interest in specific assets owned by THE FIRST STATE BANK.

________________________________________________________________________________

________________________________________________________________________________


     For purposes of Section 2.1, I hereby designate the following beneficiary (Note: If none named, the beneficiary will be your estate).


                                                  Karin E. Strom
                                       -----------------------------------------
                                                  (Beneficiary)

     I acknowledge that for purposes of Section 2.4, the quarterly amount to be credited to my Deferral Account shall be Two Thousand Five Hundred Dollars ($2,500.00).

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     I acknowledge that my death Benefit under the Plan is $1,750.00. (Note:
This is a monthly benefit).

     I acknowledge that there is no Death Benefit for a period of three years from the effective date in the event of suicide, or

     If my death occurs as a result of travel or flight in, or descent from any aircraft, and:

               (A)  I am a member of the crew or a pilot of the aircraft, or

               (B) The flight is made for training or practice purposes or for the purpose of dropping parachutists.

     I acknowledge that my Normal Retirement Benefit under the Plan is $2,400.00 (Note: This is a monthly benefit).

     I acknowledge that my Early Retirement Benefit under the Plan is the amount determined in accordance with the schedule below. (Note: The amounts listed below are monthly benefits).

               If Early Retirement Occurs            Early Retirement Benefit
               --------------------------            ------------------------

               After I attain age 50, But

               Before I attain age 55                $   110.00

               After I attain age 55, But

               Before I attain age 60                $   600.00

               After I attain age 60, But

               Before I attain age 65                $ 1,300.00

     I acknowledge that under Sections 3.1 and 3.3 of the Plan, benefits payable to me or my Beneficiary may be reduced or eliminated if I engage in Competitive Activities. I hereby agree that the term Competitive Activities means that I act, or agree to act, before the date which is five years after the date on which my employment with the Corporation



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or with Henry County Bancshares is terminated, as President (or other Executive
Officer with duties similar to the normal duties of a President) for or with any bank or financial institution which has an office within a thirty mile radius of any office or place of business of the Corporation, or its parent, Henry County Bancshares.

     I hereby accept the invitation of THE FIRST STATE BANK to participate in its Executive Salary Continuation Plan upon the terms set forth in the Plan and in this Participation Agreement.

     /s/ David H. Gill                            /s/ William C. Strom
-------------------------------               -------------------------------
WITNESS                                       WILLIAM C. STROM


                                                  1/1/99
                                              --------------------------------
                                              DATE

Accepted on Behalf of the Board of Directors


BY:      /s/ Robert O. Linch
    ---------------------------
     CHAIRMAN